Exhibit 99.1

SEPARATION AGREEMENT

THIS SEPARATION AGREEMENT (the “Agreement”) is effective as of December 3, 2013 (the “Effective Date”), by and between KiOR Inc., a Delaware corporation (the “Company”) and John Karnes, the undersigned individual (“Employee”).

RECITALS

WHEREAS, the parties mutually desire to arrange for Employee’s separation from employment with the Company and its subsidiaries, and resignation from all positions therewith, effective December 3, 2013 under certain terms herein set forth; and

WHEREAS, Employee acknowledges that the Company’s obligations under this Agreement are conditioned upon Employee’s timely execution, without revocation, of a waiver and release of claims against the Company and its affiliates; and

WHEREAS, Employee acknowledges that this Agreement provides for consideration to which Employee would not otherwise be entitled in the event of a termination of employment from the Company and its subsidiaries; and

WHEREAS, in consideration of the mutual promises contained herein, Employee voluntarily enters into this Agreement upon the terms and conditions herein set forth; and

WHEREAS, in consideration of the mutual promises contained herein, the Company is willing to enter into this Agreement upon the terms and conditions herein set forth.

AGREEMENT

NOW, THEREFORE, intending to be legally bound and in consideration of the mutual covenants and agreements hereinafter set forth, the Company and Employee agrees as follows:

1. Termination of Employment and Resignation From Positions. Employee hereby agrees that his employment with the Company will terminate, and Employee hereby resigns from all positions with the Company and its subsidiaries including all officer (or equivalent positions) (the “Resignation”), in each case effective as of the Effective Date. Employee agrees to take any and all further acts necessary to evidence the Resignation.

2. Conditions Precedent. The following terms of this Agreement are contingent on the occurrence of Employee’s timely execution of a full and complete release of claims against the Company, its affiliates, officers and directors (“Release”) attached as Exhibit A hereto, which executed Release must be delivered to the Company on or before the twenty-first (21st) day after the Effective Date. In the absence of a timely executed Release, or in the case Employee revokes such Release prior to the date the Release becomes irrevocable pursuant to its terms, this Agreement shall have no further force or effect; provided, however, that any failure to timely execute the Release or revocation of the Release shall have no impact on the Resignation.

3. Equity Award Acceleration. Reference is hereby made to that certain Nonstatutory Stock Option Agreement issued to Employee on or about March 18, 2011 (the “Option Award”). Pursuant to the terms of the Option Award, Employee has not vested in any of the shares of Class A Common Stock, underlying the Option Award. Notwithstanding the foregoing, subject to Employee’s timely execution of the Release and no revocation of the Release (the “Final Date”), the Company will accelerate the vesting of 623,333 shares of the Class A Common Stock underlying the Option Award (the “Vested Shares”) effective as of such Final Date. Pursuant to Section 3(e) of the agreement with respect to the Option Award, the Vested Shares underlying such Option Award shall be automatically exercised on the date that is six months and one day after the Effective Date, or, if earlier, 60 days following the Employee’s death. Exercise of the Vested Shares underlying the Option Award may not be accelerated or deferred by either the Company or the Employee. The Employee shall have no additional rights under the Option Award.

4. Restrictive Covenants.

(a) Non-Disparagement. On and after the Effective Date, Employee agrees to refrain from any disparaging comments about the Company, any affiliates, or any current or former officer, director or employee of the Company or any affiliate, and Employee agrees not to take any action, or assist any person in taking any other action, that is materially adverse to the interests of the Company or any affiliate or inconsistent with fostering the goodwill of the Company and its affiliates; provided, however, Employee will not be in breach of the covenant contained above by reason of his testimony which is compelled by process of law, a truthful response to an inquiry initiated by a government agency, or in connection with any statements made to representatives of the Company as part of any internal investigation.

(b) Enforcement/Remedies.

(i) The provisions in Section 4(a) of this Agreement and the provisions of that certain Proprietary and Confidential Information, Developments, Noncompetition and Nonsolicitation Agreement executed by Employee on February 11, 2011 (the “PCI Agreement”, and, collectively with the provisions in Section 4(a), the “Covenants”) shall survive termination of Employee’s employment with the Company and/or termination of this Agreement, and shall continue to bind Employee and the Company by their respective terms.

(ii) Employee acknowledges and agrees: (1) that his services to the Company are unique, (2) that the restrictions in the Covenants are reasonable and necessary to protect the legitimate business interests of the Company and its subsidiaries and will not preclude him from becoming gainfully employed following his termination of employment, (3) that any violation of any provision of the Covenants will irreparably injure the Company and its subsidiaries, (4) that in the event of such violation, the Company shall be entitled to preliminary and permanent injunctive relief without proof of actual damages and to an equitable accounting of all earnings, profits and other benefits arising from such violation, which rights shall be cumulative and in addition to any other rights or remedies to which the Company may be entitled.

(iii) In the event any provision relating to the time period or scope of any restriction in this Agreement or the PCI Agreement shall be declared by a court of competent jurisdiction to exceed the maximum time period or scope such court deems reasonable and enforceable, such time period or scope shall be deemed amended and reformed to the minimum degree necessary to be enforceable.

(iv) If either party institutes legal action against the other party claiming a breach of the Covenants, the prevailing party shall be entitled to recover from the other party its expenses, including reasonable fees and disbursements of legal counsel, incurred in connection with such action.

5. Cooperation. Employee acknowledges that in the course of his employment with the Company, Employee has gained knowledge and experience and/or was a witness to events and circumstances that may arise in or relate to the Company’s defense or prosecution of current or subsequent proceedings. Following the Effective Date, Employee agrees to cooperate fully with the Company’s request in defending or prosecuting claims of all kinds, including but not limited to, any litigation, administrative actions, mediations, arbitrations or any other proceeding. Such assistance following the Effective Date includes meeting with the Company’s counsel to prepare its claims or defenses, to prepare for trial or discovery or an administrative hearing or mediation or arbitration or any other proceeding, when requested by the Company. In the event Employee must provide any assistance pursuant to this Section, the Company shall instruct its counsel to use their best efforts to schedule any appearance by Employee in any proceeding in such a manner as to minimize the interference with Employee’s schedule, and shall pay reasonable travel, food and lodging expenses incurred by Employee in the fulfillment of his obligations under this Section. The Employee agrees that he will notify the Company promptly in the event his is served with a subpoena or in the event he is asked to provide a third party with information concerning any actual or potential complaint or claim against the Company.

6. Miscellaneous.

(a) Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without regard to conflict of law principles. Further, for any dispute related to this Agreement, Employee and Company irrevocably submit to the exclusive jurisdiction of the Federal courts of the United States of America located in the Southern District of Texas, Houston Division, or the State District Courts of Texas located in Harris County, Texas. Employee and Company consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of any such dispute.

(b) Entire Agreement. This Agreement and the PCI Agreement contain the entire agreement and understanding between the parties hereto and supersedes any prior or contemporaneous written or oral agreements, representations and warranties between them respecting the subject matter hereof.

(c) Amendment. This Agreement may be amended only by a writing signed by Employee and by a duly authorized representative of the Company.

(d) Tax Withholding. The Company may withhold from any benefits payable under this Agreement all federal, state, city or other taxes that will be required pursuant to any law or governmental regulation or ruling.

(e) Assignability. The Company shall have the right to assign this Agreement and its rights hereunder, in whole or in part, including but not limited to Employee’s obligations under Section 4(a) of this Agreement. Employee shall not have any right to pledge, hypothecate, anticipate, or in any way create a lien upon any amounts provided under this Agreement, and no payments or benefits due hereunder shall be assignable in anticipation of payment either by voluntary or involuntary acts or by operation of law.

(f) Severability. If any term, provision, covenant or condition of this Agreement, or the application thereof to any person, place or circumstance, shall be held to be invalid, unenforceable or void, the remainder of this Agreement and such term, provision, covenant or condition as applied to other persons, places and circumstances shall remain in full force and effect.

(g) Construction. The headings and captions of this Agreement are provided for convenience only and are intended to have no effect in construing or interpreting this Agreement. The language in all parts of this Agreement shall be in all cases construed according to its fair meaning and not strictly for or against the Company or Employee.

(h) Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, and all of which together will constitute one document.

(i) Rights Cumulative. The rights and remedies provided by this Agreement are cumulative, and the exercise of any right or remedy by either party hereto (or by its successor), whether pursuant to this Agreement, to any other agreement, or to law, shall not preclude or waive its right to exercise any or all other rights and remedies.

(j) Nonwaiver. No failure or neglect of either party hereto in any instance to exercise any right, power or privilege hereunder or under law shall constitute a waiver of any other right, power or privilege or of the same right, power or privilege in any other instance. All waivers by either party hereto must be contained in a written instrument signed by the party to be charged and, in the case of the Company, by an officer of the Company (other than Employee) or other person duly authorized by the Company.

(k) Notices. Any notice, request, consent or approval required or permitted to be given under this Agreement or pursuant to law shall be sufficient if in writing, and if and when sent by certified or registered mail, with postage prepaid, to Employee’s residence (as noted in the Company’s records), or to the Company’s principal office, as the case may be.

(l) Indemnification: D&O Insurance. Employee shall be entitled to all rights of an Indemnitee as provided in the form of Indemnification Agreement attached as Exhibit 10.8 to Amendment No. 1 to the Company’s Registration Statement (Form S-1) filed with the Securities and Exchange Commission on May 18, 2011 (the “Indemnification Agreement”), which is incorporated herein as a signed agreement between the Company and the Employee. Nothing in this Agreement or the Release shall be deemed a waiver or release of, or otherwise reduce or limit in any way, Employee’s rights to benefits under the Company’s D&O insurance policies as such rights exist prior to executing this Agreement, and Employee’s rights to coverage under such D&O insurance policies shall survive execution of this Agreement without modification.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date set forth below, but effective as of the Effective Date.

KiOR, INC.		EMPLOYEE

By:	/s/ Fred Cannon	/s/ John Karnes
Name: Fred Cannon		Name: John Karnes
Title: President and CEO		Date: 12/3/2013
Date: 12/3/2013

EXHIBIT A

Dated: December 3, 2013

WAIVER AND RELEASE

Pursuant to the terms of my Agreement with KiOR, Inc., effective December 3, 2013, and in exchange for the benefits provided in the Agreement to which I acknowledge I would not otherwise be fully entitled (the “Separation Benefits”), I hereby waive all claims against and release (i) KiOR, Inc. and its directors, officers, employees, agents, insurers, predecessors, successors and assigns (collectively referred to as the “Company”), (ii) all of the affiliates (including all parent companies and all wholly or partially owned subsidiaries) of the Company and their directors, officers, employees, agents, insurers, predecessors, successors and assigns (collectively referred to as the “Affiliates”), and (iii) the Company’s and its Affiliates’ employee benefit plans and the fiduciaries and agents of said plans (collectively referred to as the “Benefit Plans”) from any and all claims, demands, actions, liabilities and damages arising from or existing on any date prior to the date hereof, including without limitation, arising out of or relating in any way to my employment with or separation from employment with the Company and its Affiliates (the “Released Matters”), other than the Retained Rights defined below. (The Company, its Affiliates and the Benefit Plans are sometimes hereinafter collectively referred to as the “Released Parties.”)

I understand that signing this Waiver and Release is an important legal act. I acknowledge that I have been advised in writing to consult an attorney before signing this Waiver and Release. I understand that, in order to be eligible for the Separation Benefits, I must sign (and return to the Company) this Waiver and Release before I will receive the Separation Benefits. I acknowledge that I have been given at least twenty-one (21) days to consider whether to accept the Separation Benefits and whether to execute this Waiver and Release.

In exchange for the Separation Benefits and the Company’s Waiver and Release below, (1) I agree not to sue in any local, state and/or federal court regarding or relating in any way to the Released Matters, and (2) I knowingly and voluntarily waive all claims and release the Released Parties from any and all claims, demands, actions, liabilities, and damages, whether known or unknown, arising out of or relating in any way to the Released Matters, except for the Retained Rights defined below. This Waiver and Release includes, but is not limited to, claims and causes of action under: Title VII of the Civil Rights Act of 1964, as amended; the Age Discrimination in Employment Act of 1967, as amended, including the Older Workers Benefit Protection Act of 1990; the Civil Rights Act of 1866, as amended; the Civil Rights Act of 1991; the Americans with Disabilities Act of 1990; the Workers Adjustment and Retraining Notification Act of 1988; the Pregnancy Discrimination Act of 1978; the Employee Retirement Income Security Act of 1974, as amended; the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended; the Family and Medical Leave Act of 1993; the Fair Labor Standards Act; the Occupational Safety and Health Act; The Texas Commission on Human Rights Act, the Texas Labor Code §21.001 et seq.; the Texas Labor Code §21.055 et seq., (Texas whistleblower protection law) the Texas Payday Act, the Texas Labor Code §61.011 et seq. and any and all other claims under the Texas Labor Code §1.011 et seq.; claims in connection with workers’ compensation, retaliation or “whistle blower” statutes; and/or contract, tort, defamation, slander, wrongful termination or any other state or federal regulatory, statutory or common law. Further, I expressly represent that no promise or agreement which is not expressed in this Waiver and Release has been made to me in executing this Waiver and Release, and that I am relying on my own judgment in executing this Waiver and Release, and that I am not relying on any statement or representation of the Company or its Affiliates or any of their agents. I agree that this Waiver and Release is valid, fair, adequate and reasonable, is with my full knowledge and consent, was not procured through fraud, duress or mistake and has not had the effect of misleading, misinforming or failing to inform me. I acknowledge and agree that the Company will withhold any taxes required by federal or state law from the Separation Benefits otherwise payable to me.

This Waiver and Release does not apply to any claims for unemployment compensation or any other claims or rights which, by law, cannot be waived, including the right to file an administrative charge or participate in an administrative investigation or proceeding; provided, however, that I disclaim and waive any right to share or participate in any monetary award resulting from the prosecution of such charge or investigation or proceeding.

As additional consideration for my entering into, and not revoking this Waiver and Release, the Company, by its execution of this Waiver and Release, on behalf of itself and each of the Released Parties, knowingly and voluntarily waives and releases, and covenants not to sue with respect to, any and all claims, demands, actions, liabilities, and damages, whether known or unknown, arising out of or relating in any way to my employment with or separation from employment with the Company and its Affiliates, except for claims relating to any breach by me of any provision of the Agreement or this Waiver and Release, or any other claims arising after the date of this Waiver and Release. To the maximum extent permitted by law, this waiver, release and covenant not to sue shall be binding upon each Released Party, and to the extent that any Released Party commences any legal action against me with respect to any claim that is described above, the Company shall fully indemnify me against any cost, expense, loss or damage resulting from such action, including all attorney’s fees and other expenses reasonably incurred in defending against such action or enforcing such right of indemnification.

I acknowledge that the Company’s provision of the Separation Benefits is not an admission by any one or more of the Released Parties that they engaged in any wrongful or unlawful act or that they violated any federal or state law or regulation. I acknowledge that neither the Company nor its Affiliates have promised me continued employment or represented to me that I will be rehired in the future. I acknowledge that my employer and I contemplate an unequivocal, complete and final dissolution of my employment relationship. I acknowledge that this Waiver and Release does not create any right on my part to be rehired by the Company or its Affiliates, and I hereby waive any right to future employment by the Company or its Affiliates.

I understand that for a period of 7 calendar days following the date that I sign this Waiver and Release, I may revoke my acceptance of this Waiver and Release, provided that my written statement of revocation is received on or before that seventh day by Company Representative, Christopher A. Artzer, 13001 Bay Park Road, Pasadena, Texas 77507, facsimile number (281) 694-8799, in which case the Waiver and Release will not become effective. If I timely revoke my acceptance of this Waiver and Release, the Company shall have no obligation to provide the Separation Benefits to me. I understand that failure to revoke my acceptance of the offer within 7 calendar days from the date I sign this Waiver and Release will result in this Waiver and Release being permanent and irrevocable.

Should any of the provisions set forth in this Waiver and Release be determined to be invalid by a court, agency or other tribunal of competent jurisdiction, it is agreed that such determination shall not affect the enforceability of other provisions of this Waiver and Release. I acknowledge that this Waiver and Release sets forth the entire understanding and agreement between me and the Company and its Affiliates concerning the subject matter of this Waiver and Release and supersedes any prior or contemporaneous oral and/or written agreements or representations, if any, between me and the Company or its Affiliates.

I acknowledge that I have read this Waiver and Release, have had an opportunity to ask questions and have it explained to me and that I understand that this Waiver and Release will have the effect of knowingly and voluntarily waiving any action I might pursue, including breach of contract, personal injury, retaliation, discrimination on the basis of race, age, sex, national origin, or disability and any other claims arising prior to the date of this Waiver and Release. By execution of this document, I do not waive or release or otherwise relinquish any legal rights I may have which are attributable to or arise out of acts, omissions, or events of the Company or its Affiliates which occur after the date of the execution of this Waiver and Release.

John Karnes	/s/ Fred Cannon
Company’s Representative

/s/ John Karnes	12/3/2013
Signature	Company’s Execution Date

12/3/2013
Signature Date